UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 2, 2026

ZILLOW GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue, Floor 36, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 470-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZG	The Nasdaq Global Select Market
Class C Capital Stock, par value $0.0001 per share	Z	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 2, 2026, Zillow Group, Inc. (“Zillow Group” or “the Company”) held its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, Zillow Group’s shareholders voted on the following matters:

(1)
to elect three Class III directors (Amy C. Bohutinsky, Jay C. Hoag, and Gregory B. Maffei) each nominated by the Company’s Board of Directors (the “Board”) to serve until the 2029 Annual Meeting of Shareholders; and

(2)	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
Zillow Group’s inspector of election certified the following voting results:
Proposal 1: Election of Directors

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Amy C. Bohutinsky	83,874,848	6,139,816	12,016	4,904,906
Jay C. Hoag	85,268,255	4,744,734	13,691	4,904,906
Gregory B. Maffei	85,037,150	4,976,196	13,334	4,904,906
Proposal 2: Ratification of the Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN
94,704,606	189,091	37,889

Item 8.01	Other Events.
On June 3, 2026, the Board approved an amendment (the “Amendment”) to the Company’s previously announced 2026 repurchase program (the “2026 Repurchase Program”), pursuant to which the Board had authorized the repurchase of up to an additional $1.25 billion of the Company’s Class A common stock, Class C capital stock or a combination thereof.
Pursuant to the Amendment, effective June 3, 2026, no repurchase of shares under the 2026 Repurchase Program is permitted if, after giving effect to such repurchase, any single shareholder would beneficially own more than 45% of the then-outstanding voting power of the Company’s voting securities. As of the date of this Current Report on Form 8-K, after taking into account all repurchases that have occurred under the 2026 Repurchase Program, no shareholder beneficially owns more than 45% of the current total voting power of the Company’s outstanding voting securities. All other terms and conditions of the 2026 Repurchase Program remain unchanged and in full force and effect.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2026	ZILLOW GROUP, INC.

	By:	/s/ JENNIFER ROCK
	Name:	Jennifer Rock
	Title:	Chief Accounting Officer